UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 13, 2007

Telular Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-23212	36-3885440
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

311 South Wacker Drive, Suite 4300, Chicago, Illinois		60606-6622
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	312-379-8397

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 13, 2007, Telular Corporation (the "Company") entered into an Executive Separation and Release Agreement and a Consulting Agreement (collectively referred as the "Agreements") with Jeffrey L. Herrmann effective July 27, 2007. The Executive Separation and Release Agreement relates to the termination of Mr. Herrmann’s employment with the Company as the Chief Operating Officer and Executive Vice President. The Consulting Agreement relates to advisory services to be performed by Mr. Herrmann. There was no specific disagreement between Mr. Herrmann and the Company.

The material terms of the Agreements are summarized as follows:

• The Company shall pay to Mr. Herrmann (a) accrued and unpaid salary for the period ended August 3, 2007, (b) accrued but unused paid time off, (c) reimbursement for appropriate business expenses, (d) a severance payment of $135,000,and,(e) COBRA payments until the earlier of February 29, 2008 or the date upon which Mr. Herrmann becomes eligible to participate in the medical plan of a subsequent employer.
• The Company extended the exercise dates of certain stock option grants awarded to Mr. Hermann to be January 30, 2008 and extended the vesting period of certain stock option grants beyond his termination date.
• In consideration of the above, Mr. Herrmann released the Company from any and all claims that may arise related to the term of his employment or termination from employment with the Company.
• Mr. Herrmann agreed not to disclose any confidential information relating to the Company.
• Mr. Herrmann agreed that for a period of six months following the termination date, he will not directly or indirectly, compete with the Company’s business.
• In consideration for advisory services performed by Mr. Herrmann for the Company, beginning on August 4, 2007, the Company agreed to pay Mr. Herrmann $7,000 per month. This arrangement will terminate on December 31, 2007 unless terminated earlier by either party before December 31, 2007.

Item 9.01 Financial Statements and Exhibits.

Exhibit No. / Description

10.1 Executive Separation and Release Agreement between Telular
Corporation and Jeffrey L. Herrmann.

10.2 Consulting Agreement between Telular Corporation and
Jeffrey L. Herrmann.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Telular Corporation

August 15, 2007	By:	/s/ Joseph Beatty

Name: Joseph Beatty
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Executive Separation and Release Agreement between Telular Corporation and Jeffrey L. Herrmann.
10.2	Consulting Agreement between Telular Corporation and Jeffrey L. Herrmann.